MESSAGE
FROM THE CHAIRMAN

A
     gainst the backdrop of solid economic growth, remarkably low inflation numbers and a very favorable interest rate environment, the equity markets turned in another impressive performance for the first six months of 1998. Large-capitalization stocks lead the way with the Standard & Poor's 500 Stock Index gaining 17.7% for the first half of the year. What makes this performance all the more remarkable is the fact that it is coming on the heels of three consecutive years of superior performance. Small-capitalization stocks significantly underperformed larger-cap stocks for the first six months of 1998, with the Russell 2000 Index up only 4.9%. International equities, as measured by the Morgan Stanley EAFE (Europe, Australia, and Far East) Index, performed well, rising 16.1% over this year's first half.

  The current economic expansion is well into its seventh year, and while no recession is in sight, economic growth may moderate. Interest rates have benefited from the low inflation numbers that continue to be posted, but there is concern in some quarters that with labor markets tightening on a national basis, unit labor costs will begin moving up, putting upward pressure on prices. Moreover, the "Asian Flu" is having some negative impact on corporate earnings. All of these factors reinforce the uncertainty of the future and the wisdom of having both a well-diversified portfolio and a realistic set of expectations about how that portfolio will perform over the next several years.

  The following pages include comments from our money managers on their portfolios. We believe the Investors Mark Series Fund has an outstanding stable of seasoned investment professionals who can provide consistently solid results throughout the inevitable economic and market cycles. As always, we welcome your questions and comments.

  Sincerely,

    [/S/ ROBERT N. SAWYER]
Robert N. Sawyer
Chairman

PORTFOLIO MANAGEMENT REVIEW
LARGE CAP VALUE

  Unfortunately for value-oriented investors, the growth style has continued to dominate the market, rewarding the largest growth companies with even higher P/E multiples. Many of these are consumer staple growth companies such as Coca-Cola, Gillette and Procter & Gamble as well as Eli Lilly, Pfizer, Warner Lambert and other pharmaceuticals, that trade at multiples of 33 to 53 times 1998 estimated earnings, or technology growth companies such as Microsoft, Cisco and Dell which trade at multiples of 62, 53 and 47 times estimated 1998 earnings, respectively. Twenty-three of the 500 stocks in the Standard & Poor's Index sell at over 50 times 1998 earnings.

  The biggest fifty companies, which are 10% of the total number of companies, now account for over 51% of the weight in the S&P 500. This helps to explain why managers have continued to have a hard time outperforming the index. The fifty companies in the S&P 500 with the highest market capitalizations had average total returns of 28.5% for the six months, while the other 450 companies had average returns of only 10.5%. Among the biggest 50, those that yielded less than the S&P 500 had average returns of 38.0%. This was more than double the 18.3% average return of those that yielded more than the index. A greater disparity existed between the lower and higher yielders among the smallest 450 companies, where the lower yielders returned 16.0% versus the higher yielders' 5.3%. Perhaps the greatest irony in all of this analysis is that a relatively paltry 5.3% return over the last six months is good in the context of normal equity returns over long periods of time.

  Since we don't concentrate in the largest companies (we own six of the largest fifty), and we tend to own higher yielding stocks, large-capitalization value has not been where the fairest winds have been blowing. However, like the weather, market fashions change. The only broad sectors in the Portfolio to beat the market during the first half were technology, healthcare and consumer cyclicals. Although we were underweight relative to the S&P 500 in the first two, our technology holdings outperformed the

S&P sector. In consumer cyclicals, where we were more heavily weighted than the index, our retail shares did well, but our auto related, publishing and footwear stocks lagged. Our underweights in the underperforming energy, transportation and utilities sectors helped, but not enough to offset weakness in our forest products and aerospace holdings that were adversely impacted by the Asian malaise.

  The Portfolio continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for the next four quarters for the companies in the Portfolio is only 17.1 times, compared with
25.3 times for the S&P 500 companies. The average price to book value of the Portfolio's companies is 2.4, compared to 4.3 for the S&P 500 companies, and the current gross yield of 1.9% is over 45% higher than the S&P 500 yield of 1.3%. These characteristics should work to the advantage of the Portfolio when the market's single-minded preference for highly priced growth shares wanes in favor of the historically less volatile and less risky value style.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
Xerox..................................          3.0
Chase Manhattan........................          3.0
American Express.......................          2.9
Harcourt General.......................          2.8
Sears Roebuck & Co.....................          2.8

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Large Cap Value........................      13.31%         9.87%

DAVID L. BABSON & CO. INC.

LARGE CAP GROWTH

  For the past six months, the U.S. economy has been strong amid continued global effects from the Asian crisis. Large-cap stocks perform well in a strong economy. They also are considered the equity investment of choice when markets are volatile because of their historical stability and liquidity. Combined, these two factors helped boost the performance of the Portfolio. For the six month period ended June 30, 1998, the Portfolio posted a total return (price change and reinvested distributions) of 18.11%, beating both the LIPPER growth fund peer group (1,012 funds) return of 15.11% and the unmanaged Standard & Poor's 500 Index return of 17.71%.

  Several sectors contributed to the positive return on the Portfolio. The U.S. consumer has benefited from the extremely favorable economic conditions; therefore, retail companies have benefited from strong consumer spending. These companies included the Portfolio's holdings in global consumer franchises such as Gillette, Procter & Gamble and Disney. Other top performers in the retail sector were Home Depot and Kohl's. Home Depot's profits were driven by record sales of new and existing homes. Kohl's, a Midwestern value-priced retailer, is benefiting from its East Coast expansion.

  Additionally, our healthcare holdings Merck, Medtronic and Pfizer continued to perform well due to their strong product lines. Rounding out top performers were telecommunications equipment companies Lucent, Cisco Systems and Ericsson that continue to benefit from the dramatic worldwide need to upgrade telecommunications infrastructures to accommodate voice, video and data services.

  The first quarter is usually tough for certain technology companies, but this year's seasonal slowness was exacerbated by the turmoil in Asia. Some of the Portfolio's holdings suffered due to earnings concerns as well, such as Motorola and Intel. However, our long-term outlook for the technology sector continues to be favorable because we believe companies will continue to purchase new technology in order to compete globally. We invest in technology companies that we think will benefit from this trend; for example, we are owners of Microsoft, Cisco

Systems and Tellabs. These companies have excellent product lines and are less susceptible to economic downturns because of their market dominance. Another example is Intel. We own this microprocessor manufacturer because, like Coca-Cola and Gillette, it is the dominant company in its industry around the globe.

  Oil services was another disappointing sector as companies suffered from decreasing oil prices. Holdings Schlumberger and Falcon Drilling underperformed. However, our long-term outlook for this area is favorable so we will continue to hold these companies. The positions we sold included McDonald's after it experienced continued decreases in same-store sales growth. We also sold Wells Fargo, Baker-Hughes and Thermal-Electron due to weaker than expected earnings.

  Our long-term outlook for large-cap companies remains positive despite the possibility that growth for some of these companies may decelerate sometime in the future due to the Asian crisis. Therefore, we will focus on companies that have proved their ability to deliver consistent earnings despite the overall strength or weakness of the general market. We believe that the U.S. economy will slow in the second half of 1998. If that does occur, then growth stocks will continue to outperform as investors pay a premium for the consistent earnings growth that they can provide.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
Cisco Systems..........................         4.3
Lucent Technologies....................         3.9
American Express.......................         3.6
Travelers..............................         3.6
Medtronic..............................         3.5

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Large Cap Growth.......................      18.11%        26.50%

STEIN ROE & FARNHAM INC.

MID CAP EQUITY

  The outperformance of the Standard & Poor's 500 Index compared to the mid cap index during the second quarter of 1998 was the widest we have experienced since the fourth quarter of 1992. The pattern of the last several years of large-capitalization stocks outperforming smaller-capitalization stocks was particularly pronounced with the unmanaged S&P 500 increasing in value by 3.3% while the unmanaged S&P Midcap and unmanaged Russell 2000 indices were down -2.1% and -4.7%, respectively for the three month period ended June 30, 1998. More specifically, the short-term performance of the Portfolio was disappointing due to three interrelated factors. First, stock selection during the period was subpar. Second, the market's reaction to valuation factors was perverse in several key sectors. Finally, returns in the period were highly concentrated among a relatively small group of large companies.

  Our proprietary equity multifactor ranking system performed only modestly well in the first half of 1998, with the top ranked stocks producing returns only slightly better than our investable universe. Of the factors used in our ranking system, the earnings related factors were the strongest discriminators. Other factors, primarily the price/earnings ratio, did not demonstrate their historical efficiency. The strongest contributing sectors for the quarter were basic industries, early cyclicals and growth cyclicals. Poor stock selection results were seen in technology, energy and consumer staple.

  The second quarter was characterized by continued focus on the turmoil in Asia, with much of the attention focused on Japan. The problems in Asia have also begun to impact the profitability of corporate America, even beyond the technology industry, as companies such as 3M preannounced disappointing earnings. Despite the weakness in Asia, however, the U.S. economy continues to grow at a moderate rate. For many U.S. companies, the strength in Europe has more than offset the weakness in Asia.

  We firmly believe that our underlying focus on identifying stocks with reasonable valuations and above average earnings and growth expectations will enable us to continue to outperform over the long term. We are well positioned for the period when stocks outside of the few largest-capitalization companies again excel. While the profitability of many U.S. companies is under pressure, our Portfolio companies continue to report both positive earnings gains and earnings that are on average well ahead of Wall Street expectations. We continue to maintain low levels of cash in the Portfolio and believe that the strong relative gains seen in the S&P 500 have created a real valuation opportunity. We remain confident that the consistent pursuit of our investment disciplines will continue to lead to strong, long-term performance on both an absolute and a relative basis.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
BellSouth..............................         2.5
Schering Plough........................         2.3
Ameritech..............................         2.2
Gannett................................         2.1
Safeway................................         2.0

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Mid Cap Equity.........................      10.11%        15.69%

STANDISH, AYER & WOOD, INC.

SMALL CAP EQUITY

Small-cap stocks continued to lag their larger-cap counterparts despite relatively better earnings growth in the small stock sector. This has been the case ever since October 1997 when the currency crisis in Asia caused many investors to flee to the relative safety of large-cap stocks. For the six month period ended June 30,
1998, the Portfolio returned -6.69%, underperforming the unmanaged Russell 2000 Index and its LIPPER small-cap peer group (623 funds) which returned 4.93% and 6.01%, respectively. For the same period, the Russell 2000, the proxy for the small-cap market, trailed the large-cap unmanaged Standard & Poor's 500 Index by
12.78 percentage points.

  Prices on small-cap stocks have suffered from indifference, with the second quarter of 1998 the most difficult quarter for these stocks this decade. Indexers, mutual funds, and large foreign institutions have all favored large-cap stocks. If past phases of market activity are any indication of what's to come, however, investors should again favor the excellent growth potential and reasonable valuations of the small-cap sector. In the meantime, we are using this opportunity to purchase very attractive stocks at inexpensive prices.

  Two sectors that underperformed for the Portfolio were energy and technology. Our oil and gas exploration and production holdings, including Barrett Resources and Meridian Resource, suffered from the weakened outlook for oil and gas prices. During the first quarter, we reduced our exposure to the energy sector from 6.4% to 2.7% of total net assets, an underweighted position relative to the Russell 2000, because, in our opinion, energy prices still look uncertain going forward. Technology holdings that impacted the Portfolio's performance included AVX Corp., Kent Electronics, Artesyn Technologies and Andrew Corp. Earnings growth expectations were reduced on these companies as demand from Asia slowed.

  Contributing positively to the Portfolio was LaSalle Partners, rising 24.7% over the past six months reflecting higher commercial real estate activity. Xomed Surgical Products increased 24.2% as its market share for less-invasive surgical products rose. Also, Metamor Worldwide, benefiting from the trend toward outsourcing of information technology staff and consulting services, increased 36.7% over the last six months.

  Small-cap stocks are as cheap relative to larger-cap stocks as they've been at any time during the past twenty years. The earnings growth outlook for small stocks remains favorable. This suggests to us that this sector has the potential for long-term outperformance with moderate shorter-term risk. We continue to add to our positions in companies that emphasize experienced management, financial strength and evidence of a sustainable competitive advantage.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
Metro Networks.........................          5.9
CB Richard Ellis Services..............          5.3
Xomed Surgical Products................          4.6
Meadowbrook Insurance..................          4.5
Sola International.....................          4.1

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Small Cap Equity.......................      -6.69%        -9.30%

STEIN ROE & FARNHAM INC.

GROWTH & INCOME

  U.S. financial markets became unnerved during the latter part of the second quarter by mounting concerns over the impact of the Asian crisis and its fallout on corporate earnings. The resulting preference for a select list of large capitalization growth stocks did not reward the Portfolio's strategy of seeking undervalued stocks with good long-term potential and moderate risk. The disparity between returns of large-cap growth stocks and the broader market continued to widen with the unmanaged Standard & Poor's 500 Growth Index returning 5.9% for the period versus 0.5% for the unmanaged S&P 500 Value Index and 3.3% for the unmanaged S&P 500 Index for the three month period ended June 30, 1998.

  Additionally, the Portfolio was adversely impacted by its food and household products holdings as some near-term earnings disappointments prompted investors to reevaluate these stocks. Similarly, the Portfolio's underweighted position in healthcare stocks, where earnings are strong but valuations rich, contributed to the lackluster total return (price change and reinvested distributions) of -0.52% for the quarter ended June 30, 1998.

  Consequently, we made some modest adjustments to take advantage of a continuation of favorable economic conditions in the U.S. as well as the likelihood of more turmoil in Asia. We reduced the Portfolio's food and household product holdings in addition to its commodity exposure. Also, we moved some of our utility exposure to more dynamic, domestically oriented names. Specifically, we added to our AT&T and USA Waste Services holdings, two companies with very attractive valuations that we believe are strongly positioned in rapidly consolidating industries.

  The economy is expected to slow from the torrid pace of the last six months, especially in the consumer and export sectors. We believe this slowdown will cause the more moderate earnings growth seen in recent quarters to extend into the second half of the year. As a result, we anticipate the stock market will continue to be driven by the outlook for inflation and the prospect for continued favorable interest rates. We believe our value-oriented Portfolio will prove most effective over the longer term. The flight-to-quality issue, which is manifest in the largest-capitalization stocks outperforming everything in sight by a wide margin, is reminiscent of times when the outlook on the market was uncertain. In the past when these extreme conditions existed, opportunity was created. We are thus positioning the Portfolio to capitalize on these opportunities when these conditions abate.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
Morgan Stanley/Dean Witter.............         2.4
Emerson Electric.......................         2.3
IBM....................................         2.2
AT&T...................................         2.2
Chubb..................................         2.1

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Growth & Income........................      9.51%         14.17%

LORD, ABBETT & CO.

BALANCED

  The Balanced Portfolio generated total returns (price change and reinvested distributions) of -2.83% and 3.61% for the three and six month periods ended June 30, 1998. The average balanced fund (417 funds/3 mo. and 409 funds/6 mo.), as measured by LIPPER ANALYTICAL SERVICES, registered returns of 1.15% and 8.95% for the same periods. The Portfolio carried little cash, but had a relatively low allocation to common stocks. Allocation to common stocks at June 30 was 37% versus well over 50% for the average balanced fund. The Portfolio's underperformance was due to a combination of this low exposure to stocks and a sell-off in the Portfolio's convertible holdings, which are mostly smaller companies. Unlike large companies, small company stocks and convertible securities performed poorly during the period.

  Particularly hard hit during the period were technology convertibles, which make up some 20% of assets. Our investment in semiconductor, disk drive and computer capital equipment convertibles have proven to be early, but the yields at purchase were attractive and we are being paid handsomely to wait for the next industry upturn. When the upturn begins, the Portfolio should benefit nicely.

  The Portfolio's asset allocation is driven by a philosophy that emphasizes CONSISTENT performance and a low level of price volatility. Its normal combination of roughly 1/3 blue chip stocks, 1/3 high-yield corporate bonds and 1/3 high-yield convertible securities produces a high level of current income and positions the Portfolio for reasonable capital appreciation during a rising stock market. This general allocation also provides flexibility to add to stocks during substantial market corrections. Portfolio allocation at June 30 was 37.0% stocks, 47.4% convertible securities, 13.4% corporate bonds and 2.2% cash. The mix between corporate bonds and convertible securities is a function of relative yields and availability. Just recently, high-yielding corporate bonds have become more attractive and we would expect to increase their exposure.

  Now let us talk about the financial markets in more detail. Thus far, the U.S. has escaped a serious problem by leading the efforts to contain the Asian financial crisis. Had the collapse of currencies and flight of capital earlier in the year spread to China, South America, Latin America and Japan, U.S. markets would likely have fared much worse. Those Asian countries most affected by the crisis are now experiencing economic recessions or depressions. Without containment, much of the world might now be headed for recession. Our concern is there still remains the risk that the crisis could repeat itself with both Japan and China as central players. Currency devaluation remains a key concern for both countries as they face intense competition in export markets. We are monitoring the situation closely and believe the risk warrants a continuing conservative allocation to equities.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
Bethlehem Steel $3.50 convertible
  preferred............................         4.9
United Refining 10.75%-07 corporate
  bond.................................         4.5
Integrated Device Technologies 5.50%-02
  convertible bond.....................         3.8
Elcor common stock.....................         3.7
VLSI Technology 8.25%-05 convertible
  bond.................................         3.6

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Balanced...............................      3.61%         3.81%

KORNITZER CAPITAL MANAGEMENT, INC.

INTERMEDIATE FIXED INCOME

  The Portfolio posted a total return (price change and reinvested distributions) of 3.68% versus 3.92% for the Lehman Brothers Aggregate for the six month period ended June 30, 1998. Returns were aided by holdings in mortgages and lower-rated corporate bonds as well as by the Portfolio's duration. The intermediate maturity position detracted from performance as this part of the yield curve underperformed slightly.

  Our duration, or interest rate sensitivity, is slightly longer than that of the benchmark, which benefited the Portfolio to a small degree as interest rates declined in the second quarter. We will continue this policy over the near term as we see no reason for interest rates to rise significantly in the coming months. Holdings are concentrated in three sectors: U.S. Treasuries, mortgages, and corporate bonds. It is important to note that the Treasury allocation declined substantially while we increased our corporate and mortgage holdings. Although Treasuries are safe, liquid and secure, they are also the lowest returning vehicle in the bond market. As such, we seek to maximize the return for our investors by concentrating assets in higher yielding securities-except during flight-to-quality periods. Now that much of the international crisis is behind us and the economy continues to moderate, we feel we can safely lower our allocation to Treasuries.

  The key factors to our investment position are our expectation of value at the sector selection and individual issue levels as opposed to value coming from duration or yield curve positioning. Thus, with our conclusion that interest rates will now be in a channel from 5 1/2 to 6% as opposed to our earlier projection of 5 3/4 to 6 1/4%, value will come from the upfront advantage in the yield spread of a security over comparable duration U.S. Treasuries.

  The next six months should reflect an economy growing slower than the first quarter of 1998, but not moving into recession. We believe the brunt of lower inventory growth and further, but diminishing, fallout from the Asian crisis will have been borne by the second quarter. Prepayment and refinancing fears should abate as there is no indication that the Federal Reserve will change interest rates over the near term. As such, we have bolstered our position in mortgages. Non-Treasuries should be the key to strong returns from bonds on both an absolute and real basis, especially lower-quality corporates in the industrial and finance categories. We will continue to keep a lid on bank bonds due to concern over margin pressures. Relative returns, as compared to alternative asset classes such as stocks, should be better, but they remain extremely difficult to predict accurately.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
US T-note 5.875% 11/15/99..............         13.6
US T-bond 8.125% 8/15/19...............          8.9
GNMA 7% 7/15/28........................          6.8
FHLMC Gold 6% 4/01/11..................          6.1
Simon Debartolo Grp 7.125% 6/24/05.....          3.4

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Intermediate Fixed Income..............      3.68%         5.00%

STANDISH, AYER & WOOD, INC.

GLOBAL FIXED INCOME

  Despite record low yields, the European and Japanese bond markets produced the best returns during the first half of the year. The currency crisis in Asia, recession and banking problems in Japan, and weakness in other emerging markets caused global investors to favor the highest quality securities, government bonds, resulting in wider spreads to many corporate bonds. In this environment, the Portfolio produced a total return (price change and reinvested distributions) of 3.17% during the six month period ended June 30, 1998, underperforming the 5.04% return for the J.P. Morgan Global Hedged Bond Index.

  Country selection had a negative impact on the performance of the Portfolio. Overweight positions in the U.S. and the U.K. markets, a small weighting in South Africa and an underweight position in Japan lead to the underperformance for the period. On the other hand, our overweight positions in Sweden and Germany contributed positively to results. Credit market spreads widened as the uncertainty in Asia and other high-risk markets sparked a flight to quality. This reduced the yield advantage that the Portfolio usually gains from its corporate bond positions.

  While final demand remains extremely robust in the U.S., growth is expected to moderate later this year as excess inventories unwind. Subdued inflationary pressures, an expected slowdown and the uncertainty emanating from Asia will likely keep Fed policy on hold in the coming months. Of course, a sudden reversal in any of these conditions would warrant a different response from the Fed.

  The European economic recovery is well underway. The recent improvement in growth is finally starting to feed through to the labor markets. However, enough slack exists in the economy to prevent an upsurge in inflation. This favorable inflation backdrop suggests interest rates in Europe should remain low in the coming months.

  Until recently, the Japanese government maintained the proposed stimulus measures would sufficiently lift the economy, but the recent downturn has cast doubt over the sustainability of a rebound. Recent intervention tactics have given the current government a window of opportunity to address its problems. The government must speed up banking sector reforms, implement large scale permanent tax cuts and actively encourage deregulation.

  The Portfolio maintains overweight positions in the U.S. and non-core European bond markets. We continue to favor the markets not participating in monetary union at its inception in January 1999, such as the U.K. and Sweden, as attractive yield spreads still exist relative to EMU participants. Underweighting core European bond markets continues as growth appears to be gaining momentum and convergence opportunities are limited. We likewise plan to hold our underweight position in Japan as the likelihood for significant capital appreciation is limited with nominal yields at historic lows. The position in South Africa has been reduced to less than 0.5%.

  Our approach of adding value through the non-dollar corporate bond markets where the opportunities are the greatest has not changed. Going forward, our expertise in the credit markets should be a significant advantage over other global market participants. We continue to favor hedging currency exposures into the U.S. dollar and maintaining a modest short position in the Japanese yen.

TOP HOLDINGS AS OF JUNE 30, 1998

                                         % of Net Assets
                                         ---------------
US T-note 6.25% 10/31/01...............         7.0
US T-note 5.625% 11/98.................         5.9
Sweden Kingdom 1035 6% 2/9/05..........         4.0
Deutschland Rep 6% 7/4/07..............         3.8
Denmark Govt. 7% 12/15/04..............         3.4

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Global Fixed Income....................      3.17%         4.92%

STANDISH INTERNATIONAL MANAGEMENT, L.P.

MONEY MARKET

  Short-term interest rates declined sharply in January, only to reverse course in February as the Fed indicated that strong economic fundamentals would not lead to an ease in monetary policy despite the problems in Asia. In March, interest rates began moving higher as the market braced for the possibility that the Fed would tighten monetary policy when market participants began to view the U.S. economy as more resilient to the problems in Asia than originally expected.

  By the beginning of the second quarter, Asia again took center stage as it became clear that its problems would not be quickly remedied. Market participants were particularly concerned that the weak Japanese yen would exacerbate the region's problems. Specifically, a weak yen could make it more difficult for smaller countries like Indonesia and Thailand to export their way back to economic health. In addition, U.S. exporters would also be disadvantaged with a strong dollar relative to Asian currencies. As a result, interest rates traded lower throughout the second quarter by 3-22 basis points in the short to intermediate part of the curve and by 25-35 in the longer end, resulting in a flatter yield curve. On June 30, the spread between the two-year Treasury note and the 30-year Treasury bond fell to 17 basis points from 31 basis points on March 31. The yield on the 30-year Treasury bond traded at 5.57%, the lowest since October of 1993.

  In the front end of the curve, yields on agency discount notes remain attractive relative to Treasuries; therefore, we have an overweighted position here. The Portfolio will also include commercial paper when yields are attractive relative to discount notes. For the second quarter, the Portfolio returned 1.34% versus 1.26% for the Donoghue Index. For the first six months of 1998, it returned 2.60% versus 2.53% for the index. Since commencement (11/13/97), the Portfolio returned 3.33% versus 2.97%. The average maturity between 30-35 days has been maintained.

  Recent economic reports suggest the U.S. economy has begun to experience a much-awaited moderation in economic growth. June non-farm payrolls rose 205,000, down from 300,000 the previous two months. The unemployment rate ticked up to 4.5% from 4.3% in May. Also, growth in hourly earnings has remained stable at 4.1% year over year ending June.

  At last month's Federal Open-Market Committee meeting, members voted 10-2 to keep monetary policy steady and to retain an asymmetrical bias to tighten. The two members who voted to raise interest rates cited continued growth in the money supply and high real estate prices. However, the Fed is expected to remain neutral for the balance of the year given Asia's economic problems and the favorable inflation trend in the U.S.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months      Since
                                           Ended      Commencement
                                          6/30/98       11/13/97
                                         ----------   ------------
Money Market...........................      2.60%         3.33%

STANDISH, AYER & WOOD, INC.

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN
ORIGINAL COST.

LARGE CAP
VALUE

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

SHARES   COMPANY                                            MARKET VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 98.01%
BASIC MATERIALS -- 13.60%
1,130    duPont (E.I.) deNemours & Co.....................  $    84,326
  400    Martin Marietta Materials, Inc...................       18,000
1,160    Millennium Chemicals, Inc........................       39,295
1,800    Potlatch Corp....................................       75,600
2,030    USX-U.S. Steel Group.............................       66,990
1,400    Weyerhaeuser Co..................................       64,663
2,000    Willamette Industries, Inc. .....................       64,000
                                                            ------------
                                                                412,874
CAPITAL GOODS -- 6.09%
1,400    Boeing Co........................................       62,387
1,300    Dana Corp. ......................................       69,550
  500    Lockheed Martin Corp.............................       52,937
                                                            ------------
                                                                184,874
CONSUMER CYCLICAL -- 15.38%
1,450    Harcourt General, Inc............................       86,275
3,920    K mart Corp......................................       75,460
2,210    The Limited, Inc.................................       73,206
1,030    Penney (J.C.), Inc. .............................       74,482
2,600    Reebok Int'l. Ltd................................       71,987
1,400    Sears, Roebuck & Co..............................       85,488
                                                            ------------
                                                                466,898
CONSUMER STAPLES -- 2.35%
1,482    Diageo PLC.......................................       71,414
                                                            ------------

ENERGY -- 4.85%
  950    Atlantic Richfield Co............................       74,219
1,330    Royal Dutch Petroleum Co.........................       72,901
                                                            ------------
                                                                147,120
FINANCIAL -- 27.94%
  900    Aetna, Inc.......................................       68,512
  800    Allstate Corp....................................       73,250
  770    American Express Co..............................       87,780
1,200    Chase Manhattan Corp.............................       90,600
  300    General Re Corp..................................       76,050
1,100    National City Corp...............................       78,100
1,700    SLM Holding Corp.................................       83,300
1,450    Student Loan Corp................................       68,241
  600    Transamerica Corp................................       69,075
1,250    Travelers Group, Inc. ...........................       75,781
1,800    U.S. Bancorp.....................................       77,400
                                                            ------------
                                                                848,089


SHARES   COMPANY                                            MARKET VALUE
------------------------------------------------------------------------

HEALTHCARE -- 4.32%
1,900    Tenet Healthcare Corp............................       59,375
1,130    United Healthcare Corp...........................       71,755
                                                            ------------
                                                                131,130
MISCELLANEOUS -- 1.44%
1,440    Hanson PLC, ADR .................................       43,650
                                                            ------------

TECHNOLOGY -- 10.74%
2,800    Apple Computer, Inc. ............................       80,325
  680    International Business Machines Corp.............       78,072
3,200    Wallace Computer Services, Inc. .................       76,000
  900    Xerox Corp.......................................       91,462
                                                            ------------
                                                                325,859
TRANSPORTATION & SERVICES -- 6.25%
1,590    CSX Corp.........................................       72,345
2,020    KLM Royal Dutch Airlines.........................       82,694
1,700    Overseas Shipholding Group, Inc..................       34,638
                                                            ------------
                                                                189,677
UTILITIES -- 5.05%
2,500    Illinova Corp....................................       75,000
1,880    Texas Utilities Co...............................       78,255
                                                            ------------
                                                                153,255

TOTAL INVESTMENTS -- 98.01%...............................  $ 2,974,840

Other assets less liabilities -- 1.99%....................       60,265
                                                            ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.98 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 276,510 shares outstanding)...................  $ 3,035,105
                                                            ------------
                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LARGE CAP
GROWTH

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

    SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------
COMMON STOCKS -- 95.93%
CONSUMER CYCLICAL -- 18.54%
           500    Disney (Walt) Co.................................  $    52,531
           900    General Electric Co..............................       81,900
         1,000    Home Depot, Inc..................................       83,063
           800    Illinois Tool Works, Inc.........................       53,350
         1,600    Kohl's Corp......................................       83,000
           500    Phillips Electronics.............................       42,500
         1,000    Time-Warner, Inc.................................       85,438
                                                                     ------------
                                                                         481,782
CONSUMER STAPLES -- 10.64%
           900    Coca-Cola Co.....................................       76,950
         1,400    Gillette Co......................................       79,363
           800    Procter & Gamble Co..............................       72,850
           600    Unilever.........................................       47,362
                                                                     ------------
                                                                         276,525
ENERGY -- 2.71%
           700    R&B Falcon Corp..................................       15,838
           800    Schlumberger Ltd.................................       54,650
                                                                     ------------
                                                                          70,488
FINANCIAL -- 18.38%
           800    American Express Co..............................       91,200
           500    American Int'l. Group, Inc.......................       73,000
         1,300    Federal National Mortgage Assn...................       78,975
         1,500    Household Int'l..................................       74,625
           900    NationsBank Corp.................................       68,850
         1,500    Travelers Group, Inc.............................       90,937
                                                                     ------------
                                                                         477,587
HEALTHCARE -- 14.17%
           800    Johnson & Johnson................................       59,000
         1,000    Lilly (Eli) & Co.................................       66,063
         1,400    Medtronic, Inc...................................       89,250
           500    Merck & Co., Inc.................................       66,875
           800    Pfizer, Inc......................................       86,950
                                                                     ------------
                                                                         368,138
MISCELLANEOUS -- 7.10%
         1,200    Alcatel Alsthom..................................       48,825
         2,700    Cendant Corp.....................................       56,363
         1,950    Paychex, Inc.....................................       79,340
                                                                     ------------
                                                                         184,528


    SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------

TECHNOLOGY -- 24.39%
         1,200    Cisco Systems, Inc...............................      110,475
         2,800    Ericsson (L.M.) Telephone Cl. B..................       80,150
           800    Intel Corp.......................................       59,300
         1,200    Lucent Technologies..............................       99,825
           700    Microsoft Corp...................................       75,863
         1,000    PeopleSoft.......................................       47,000
         1,100    Tellabs, Inc.....................................       78,788
         1,700    WorldCom, Inc....................................       82,343
                                                                     ------------
                                                                         633,744

TOTAL COMMON STOCKS................................................    2,492,792
                                                                     ------------

     FACE
    AMOUNT        DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.23%
$      110,000    UMB Bank, n.a.,
                      5.05% due 7/01/98
                      (Collateralized by
                      U.S. Treasury Notes,
                      5.75% due 9/30/99)...........................      110,000
                                                                     ------------

TOTAL INVESTMENTS -- 100.16%.......................................  $ 2,602,792

Other assets less liabilities -- (0.16%)...........................       (4,203)
                                                                     ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $12.65 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 205,441 shares outstanding)............................  $ 2,598,589
                                                                     ------------
                                                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
12

MID CAP
EQUITY

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

   SHARES       COMPANY                                               MARKET VALUE
           --------------------------------------------------------------------------
COMMON STOCKS -- 99.02%
BASIC MATERIALS -- 0.76%
         600    Lyondell Petrochemical...........................  $       18,263
                                                                   ------------------

CAPITAL GOODS -- 9.27%
         300    Crane............................................          14,569
         700    Deere & Co.......................................          37,013
         500    Ingersoll-Rand Co................................          22,031
         400    Kaufman & Broad Home.............................          12,700
         300    Precision Castparts Corp.........................          16,012
         300    Lancaster Colony.................................          11,362
         900    SCI Systems, Inc.................................          33,862
         300    Southdown, Inc...................................          21,412
         400    Sundstrand Corp..................................          22,900
         500    Timken Co........................................          15,406
         300    USG Corp.........................................          16,237
                                                                   ------------------
                                                                          223,504
CONSUMER CYCLICAL -- 19.20%
         200    American Greetings...............................          10,188
       1,000    CKE Restaurants..................................          41,250
         200    Federated Department Stores......................          10,762
         400    Furniture Brands Int'l...........................          11,225
         700    Gannett, Inc.....................................          49,744
         400    General Nutrition Co.............................          12,450
         200    Hillenbrand Industries...........................          12,000
         400    Interim Services.................................          12,850
         400    Jones Apparel Group, Inc.........................          14,625
         500    Kroger Co........................................          21,437
         300    Liz Claiborne, Inc...............................          15,675
       1,000    Nautica Enterprises..............................          26,813
       1,100    Navistar Int'l...................................          31,762
         400    Richfood Holdings, Inc...........................           8,275
         400    Ross Stores, Inc.................................          17,200
       1,200    Safeway, Inc.....................................          48,825
         300    Service Corp. Int'l..............................          12,862
         200    Supervalu, Inc...................................           8,875
         600    TJX Cos., Inc....................................          14,475
         600    Tommy Hilfiger Corp..............................          37,500
         300    VF Corp..........................................          15,450
         400    Wolverine World Wide.............................           8,675
         200    Xerox Corp.......................................          20,325
                                                                   ------------------
                                                                          463,243
CONSUMER STAPLES -- 9.52%
         500    Amgen, Inc.......................................          32,687
         600    Bergen Brunswig Cl. A............................          27,825
         400    Dexter Corp......................................          12,725
       1,000    Interstate Bakeries Corp.........................          33,188
         700    Owens-Illinois...................................          31,325
         600    Philip Morris Co., Inc...........................          23,625
         600    Schering-Plough..................................          54,975
         600    Universal Foods..................................          13,312
                                                                   ------------------
                                                                          229,662


   SHARES       COMPANY                                               MARKET VALUE
           --------------------------------------------------------------------------

ENERGY -- 6.36%
         504    British Petroleum ADR............................          44,478
         200    Coastal Corp.....................................          13,962
         600    ENSCO Int'l......................................          10,425
         300    Exxon Corp.......................................          21,394
         200    Mobil Corp.......................................          15,325
         700    Rowan Cos., Inc..................................          13,606
         100    Seacor Smith, Inc................................           6,131
         100    Veritas DGC Inc..................................           4,994
         700    USX-U.S. Steel Group.............................          23,100
                                                                   ------------------
                                                                          153,415
FINANCIAL -- 21.77%
         400    Americredit Corp.................................          14,275
         900    Amsouth Bancorp..................................          35,381
         300    Apartment Inv. Mgmt..............................          11,850
         400    Charter One Financial............................          13,475
         400    Chase Manhattan Corp.............................          30,200
         300    Comerica, Inc....................................          19,875
         500    Conseco, Inc.....................................          23,375
         400    Federal National Mortgage........................          24,300
         100    FelCor Suite Hotels, Inc.........................           3,138
         300    Golden West Financial Co.........................          31,894
       1,050    North Fork Bancorp...............................          25,659
         600    Old Republic Int'l. Corp.........................          17,588
         300    PMI Group, The...................................          22,013
         400    Prentiss Properties Trust........................           9,725
         600    Relistar Financial Corp..........................          28,800
         600    Republic New York Co.............................          37,763
         300    SLM Holding Corp.................................          14,700
         200    Standard & Poor's 400 Mid-Cap Depository
                    Receipts.....................................          13,925
         800    Standard & Poor's 500 Depository Receipts........          90,650
         300    Starwood Lodging Trust...........................          14,494
         500    SunAmerica, Inc..................................          28,719
         400    Webster Financial Co.............................          13,300
                                                                   ------------------
                                                                          525,099
HEALTHCARE -- 6.89%
         200    Amerisource Health...............................          13,138
         200    ATL Ultrasound, Inc..............................           9,125
       1,100    Biomet, Inc......................................          36,369
         400    Guidant Corp.....................................          28,525
         600    Health Care & Retirement.........................          23,663
         500    Integrated Health Service........................          18,750
         200    Shared Medical Systems...........................          14,688
         700    Tenet Healthcare Corp............................          21,875
                                                                   ------------------
                                                                          166,133

MID CAP
EQUITY (CONTINUED)

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

   SHARES       COMPANY                                               MARKET VALUE
           --------------------------------------------------------------------------
TECHNOLOGY -- 13.85%
         400    Aeroquip-Vickers, Inc............................          23,350
         800    American Power Conversion........................          24,000
         700    Apple Computer...................................          20,081
         600    Autodesk, Inc....................................          23,175
         600    Computer Assoc. Int'l Inc........................          33,338
         400    Cordant Technologies.............................          18,450
         700    DSP Communications...............................           9,625
         500    Harris Corp......................................          22,344
         900    Networks Association.............................          43,088
         800    Storage Technology...............................          34,700
         500    Sun Microsystem, Inc.............................          21,719
       1,600    Symantec Corp....................................          41,800
         200    United Technologies..............................          18,500
                                                                   ------------------
                                                                          334,170
TRANSPORTATION & SERVICES -- 2.82%
         200    Alaska Air Group.................................          10,912
         500    American West Airline............................          14,281
         200    AMR Corp. Delaware...............................          16,650
         800    US Freightways Corp..............................          26,275
                                                                   ------------------
                                                                           68,118
UTILITIES -- 8.58%
       1,200    Ameritech Corp...................................          53,850
         400    A T & T Corp.....................................          22,850
         900    BellSouth Corp...................................          60,412
         600    Century Telephone Enterprises....................          27,525
         300    FPL Group, Inc...................................          18,900
         500    U S West, Inc....................................          23,500
                                                                   ------------------
                                                                          207,037

TOTAL COMMON STOCKS..............................................       2,388,644
                                                                   ------------------


    FACE
   AMOUNT       DESCRIPTION                                           MARKET VALUE
           --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.95%
$     23,000    State Street Bank and Co.,
                    4.25% due 7/01/98
                    (Collateralized by
                    U.S. Treasury Notes,
                    8.75% due 5/15/17)...........................          23,000
                                                                   ------------------

TOTAL INVESTMENTS -- 99.97%......................................  $    2,411,644

Other assets less liabilities -- 0.03%...........................             606
                                                                   ------------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $11.55 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 208,931 shares outstanding)..........................  $    2,412,250
                                                                   ------------------
                                                                   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
14

SMALL CAP
EQUITY

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

SHARES    COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 96.04%
BASIC MATERIALS -- 2.67%
  2,000   ChemFirst, Inc...................................  $    50,500
                                                             ------------

CAPITAL GOODS -- 2.20%
  1,000   Hubbell, Inc. Cl. B..............................       41,625
                                                             ------------

CONSUMER CYCLICAL -- 27.35%
  2,500   CMP Media, Inc. Cl. A............................       43,750
  2,500   Columbia Sportswear..............................       47,500
  2,100   Complete Management, Inc.........................        8,268
  1,700   Metamor Worldwide................................       59,818
  2,500   Metro Networks...................................      107,813
  2,300   Nu Skin Asia Pacific Cl. A.......................       44,850
  1,600   Regis Corp.......................................       47,300
  1,200   School Specialty, Inc............................       19,650
    400   Superior Industries Intl., Inc...................       11,275
  2,700   Triarc Cos. Cl. A................................       59,231
  3,100   US Central European Media........................       67,038
                                                             ------------
                                                                 516,493
CONSUMER STAPLES -- 1.93%
  1,300   Silgan Holdings, Inc.............................       36,400
                                                             ------------

ENERGY -- 2.71%
    500   Barrett Resources Co.............................       18,719
  4,600   Meridian Resource Co.............................       32,487
                                                             ------------
                                                                  51,206
FINANCIAL -- 18.29%
  2,900   CB Richard Ellis Services, Inc...................       96,969
    300   Fiserv, Inc......................................       12,741
  1,100   LaSalle Partners.................................       48,950
  3,000   Meadowbrook Insurance Group......................       81,562
    800   National Bancorp Alaska..........................       24,700
  1,800   Paula Financial..................................       36,225
  1,300   SPSS, Inc........................................       44,175
                                                             ------------
                                                                 345,322
HEALTHCARE -- 18.25%
  2,800   Biosource Int'l..................................       15,575
  1,500   Ligand Pharmaceutical............................       19,313
  1,200   Schein (Henry), Inc..............................       55,350
  2,000   Shire Pharmaceutical.............................       42,750
  2,300   Sola Int'l.......................................       75,181
  1,900   Urologix, Inc....................................       16,150
  2,700   Uroquest Medical Corp............................        7,088
  2,700   Xomed Surgical Products..........................       84,038
  1,900   Young Innovations, Inc...........................       29,213
                                                             ------------
                                                                 344,658


SHARES    COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------

MISCELLANEOUS -- 7.64%
  3,900   Alternative Resources............................       48,263
  5,700   Ballantyne of Omaha..............................       47,738
  1,500   Interim Services, Inc............................       48,188
                                                             ------------
                                                                 144,189
TECHNOLOGY -- 15.00%
  2,900   Artesyn Technologies, Inc........................       46,400
  2,200   AVX Corp.........................................       35,336
  1,700   Barra, Inc.......................................       41,650
  1,500   Black Box Corp...................................       49,781
    400   Fisher Cos.......................................       28,600
  1,500   Kent Electronics Corp............................       27,468
    800   National Computer System.........................       19,400
  1,400   Radiant Systems..................................       20,300
 10,000   Video Update.....................................       14,375
                                                             ------------
                                                                 283,310

TOTAL INVESTMENTS -- 96.04%................................  $ 1,813,703

Other assets less liabilities -- 3.96%.....................       74,760
                                                             ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.07 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 208,116 shares outstanding)....................  $ 1,888,463
                                                             ------------
                                                             ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GROWTH AND
INCOME

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

SHARES   COMPANY                                            MARKET VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 97.71%
BASIC MATERIALS -- 4.68%
  500    Bowater, Inc.....................................  $    23,625
  300    Dow Chemical Co..................................       29,006
  400    duPont (E.I.) deNemours & Co.....................       29,850
  675    Lyondell Petrochemical...........................       20,545
  200    Rohm & Haas Co...................................       20,788
                                                            ------------
                                                                123,814
CAPITAL GOODS -- 6.38%
1,000    Deere & Co.......................................       52,875
1,000    Emerson Electric Co..............................       60,375
1,100    Fort James Corp. ................................       48,950
  275    Georgia-Pacific Corp.............................        6,342
                                                            ------------
                                                                168,542
CONSUMER CYCLICAL -- 13.62%
  600    Corning, Inc.....................................       20,850
  400    Dow Jones & Co., Inc.............................       22,300
  500    Eastman Kodak Co.................................       36,531
  500    General Motors Corp..............................       33,406
  600    Liz Claiborne, Inc...............................       31,350
  700    May Department Stores Co.........................       45,850
  500    Penney (J.C.), Inc...............................       36,156
1,000    V.F. Corp. ......................................       51,500
  900    Wal-Mart Stores, Inc.............................       54,675
  400    Whirlpool Corp...................................       27,500
                                                            ------------
                                                                360,118
CONSUMER STAPLES -- 11.02%
1,200    Archer-Daniels-Midland...........................       23,250
  600    Bestfoods, Inc...................................       34,837
  900    ConAgra, Inc.....................................       28,519
  500    Crown Cork & Seal Inc............................       23,750
1,000    Fortune Brands, Inc..............................       38,438
  600    Heinz (H.J.) Co..................................       33,675
  400    International Flavor & Fragrances................       17,375
  500    Kimberly-Clark Corp..............................       22,937
  300    Ralston Purina Group.............................       35,044
  550    Sara Lee Corp....................................       33,562
                                                            ------------
                                                                291,387
ENERGY -- 10.58%
  600    British Petroleum Co.............................       52,950
  501    Coastal Corp.....................................       34,976
  500    ENI S.p.A. ADS ADR...............................       32,500
1,200    FirstEnergy Corp.................................       36,900
  600    Mobil Corp.......................................       45,975
1,200    Occidental Petroleum Corp........................       32,400
1,100    SBC Communications, Inc..........................       44,000
                                                            ------------
                                                                279,701
FINANCIAL -- 22.66%
  400    Allstate Corp....................................       36,625
  700    American General Corp............................       49,831
  300    BankAmerica Corp.................................       25,931
  400    BankBoston Corp. ................................       22,250
1,000    Banc One Corp....................................       55,813
  100    Bankers Trust Corp...............................       11,606
  400    Chase Manhattan Corp.............................       30,200
  700    Chubb Corp.......................................       56,263
  400    Cigna Corp.......................................       27,600
  600    First Union Corp.................................       34,950
  200    Ford Motor Co. Delaware..........................       11,800
  500    Jefferson-Pilot Corp.............................       28,969
  500    Mellon Bank Corp.................................       34,813
  700    Morgan Stanley, Dean Witter......................       63,963

SHARES   COMPANY                                            MARKET VALUE
------------------------------------------------------------------------

  100    Progressive Corp. Ohio...........................       14,100
  800    St. Paul Cos.....................................       33,650
  300    Transamerica Corp................................       34,538
  600    Washington Mutual................................       26,063
                                                            ------------
                                                                598,965
HEALTHCARE -- 6.26%
  800    American Home Products...........................       41,400
  800    Baxter Int'l.....................................       43,050
  500    Columbia HCA/Healthcare..........................       14,563
  500    Pharmacia & UpJohn, Inc. ........................       23,063
  400    SmithKline Beecham...............................       24,200
  300    United Healthcare Corp...........................       19,050
                                                            ------------
                                                                165,326
MISCELLANEOUS -- 2.17%
  400    First Data Corp..................................       13,325
  500    Sonat, Inc.......................................       19,313
  500    USA Waste Services, Inc..........................       24,687
                                                            ------------
                                                                 57,325
TECHNOLOGY -- 9.94%
1,000    A T & T Corp.....................................       57,125
  500    Compaq Computer Corp.............................       14,188
  600    EMC Corp.........................................       26,887
  500    Hewlett-Packard Co...............................       29,937
  500    International Business Machines..................       57,406
1,000    Seagate Technology, Inc..........................       23,812
  800    Sun Microsystems.................................       34,750
  200    United Technologies Corp.........................       18,500
                                                            ------------
                                                                262,605
TRANSPORTATION -- 2.18%
  200    Delta Air Lines, Inc.............................       25,850
  400    U.S. Airways Group, Inc..........................       31,700
                                                            ------------
                                                                 57,550
UTILITIES -- 8.22%
  500    Baltimore Gas & Electric.........................       15,531
  800    Bell Atlantic Corp...............................       36,500
  825    Carolina Power & Light...........................       35,784
  300    Consolidated Natural Gas.........................       17,663
  700    Duke Power Co....................................       41,475
  500    FPL Group .......................................       38,750
  800    WorldCom, Inc....................................       31,500
                                                            ------------
                                                                217,203

TOTAL COMMON STOCKS.......................................    2,582,536
                                                            ------------

CONVERTIBLE PREFERRED STOCK -- 1.14%
  400    Aetna, Inc.......................................       30,050
                                                            ------------

PREFERRED STOCK -- 0.84%
  300    Houston Industries...............................       22,350
                                                            ------------

TOTAL INVESTMENTS -- 99.69%...............................  $ 2,634,936

Other assets less liabilities -- 0.31%....................        8,139
                                                            ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $11.40 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 231,851 shares outstanding)...................  $ 2,643,075
                                                            ------------
                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
16

BALANCED

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

SHARES     COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 37.01%
BASIC MATERIALS -- 3.31%
   3,000   Republic Group, Inc..............................  $    63,000
   2,000   Steel Dynamics, Inc..............................       27,750
                                                              ------------
                                                                   90,750
CAPITAL GOODS -- 1.55%
     400   Lockheed Martin Corp.............................       42,350
                                                              ------------
CONSUMER CYCLICAL -- 4.69%
   1,500   Dillard's, Inc...................................       62,156
   3,000   K mart Corp......................................       57,750
     250   Modine Manufacturing Co..........................        8,656
                                                              ------------
                                                                  128,562
CONSUMER STAPLES -- 1.46%
   2,000   Pilgram's Pride Corp.............................       40,000
                                                              ------------

ENERGY -- 12.57%
   4,000   Elcor Corp.......................................      101,000
   7,500   Frontier Oil Corp................................       62,812
     500   McDermott (J.Ray) SA.............................       20,750
   2,500   McDermott Intl., Inc.............................       86,094
   1,950   Ocean Energy, Inc................................       38,147
   1,000   Triton Energy Ltd................................       35,687
                                                              ------------
                                                                  344,490
FINANCIAL -- 6.13%
   1,000   American Financial Group.........................       43,313
     600   Chase Manhattan Corp.............................       45,300
   1,000   CIT Group, Inc. Cl. A............................       37,500
     500   Fleet Financial Group............................       41,750
                                                              ------------
                                                                  167,863
HEALTHCARE -- 1.46%
     300   Merck & Co., Inc.................................       40,125
                                                              ------------

TECHNOLOGY -- 3.41%
   2,000   Diebold, Inc.....................................       57,750
   1,500   Seagate Technology, Inc..........................       35,719
                                                              ------------
                                                                   93,469
TRANSPORTATION -- 1.41%
   1,300   Southwest Airlines Co............................       38,513
                                                              ------------

UTILITIES -- 1.02%
     500   GTE Corp.........................................       27,813
                                                              ------------

TOTAL COMMON STOCKS.........................................    1,013,935
                                                              ------------


SHARES     COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 19.29%
   3,000   Bethlehem Steel..................................      133,688
   2,000   Cyprus Amax Minerals Co..........................       90,500
   4,000   Freeport McMoRan.................................       78,000
   4,000   ICO, Inc.........................................       84,000
   1,000   K mart Financing.................................       70,000
   3,000   Tesoro Petroleum Corp............................       47,812
     500   Texas Industries, Inc............................       24,250
                                                              ------------

TOTAL CONVERTIBLE PREFERRED STOCKS..........................      528,250
                                                              ------------
  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
CORPORATE BONDS -- 13.41%
  50,000   Argosy Gaming Co.,
               13.25% due 6/01/04...........................       56,500
  50,000   CompUSA, 9.5% due 6/15/20........................       51,250
  40,000   K mart Funding, Series G,
               9.44% due 12/01/14...........................       44,528
 125,000   United Refining, 10.75% due 6/15/07..............      121,562
 100,000   Wiser Oil Co., 9.5% due 5/15/07..................       93,500
                                                              ------------

TOTAL CORPORATE BONDS.......................................      367,340
                                                              ------------

CONVERTIBLE CORPORATE BONDS -- 28.12%
  55,000   Allwaste, Inc., 7.25% due 6/01/14................       33,619
  50,000   Argosy Gaming, 12.00% due 6/01/01................       49,312
  50,000   Danka Business, 6.75% due 4/01/02................       44,000
 125,000   HMT Technology, 5.75% due 1/15/04................       90,625
 125,000   Integrated Device Technologies,
               5.50% due 6/01/02............................      103,750
 125,000   Intevac, Inc., 6.50% due 3/01/04.................      107,812
  75,000   Key Energy, 5.00% due 9/15/04....................       57,188
 100,000   Micron Technology, 7.00% due 7/01/04.............       93,375
 100,000   National Semiconductor 144A,
               6.50% due 10/01/02...........................       91,750
 100,000   VLSI Technology, 8.25% due 10/01/05..............       98,875
                                                              ------------

TOTAL CONVERTIBLE CORPORATE BONDS...........................
                                                                  770,306
                                                              ------------

TOTAL INVESTMENTS -- 97.83%.................................
                                                              $ 2,679,831

Other assets less liabilities -- 2.17%......................
                                                                   59,576
                                                              ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.32 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 265,428 shares outstanding).....................
                                                              $ 2,739,407
                                                              ------------
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE
FIXED INCOME

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

 SHARES    COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.97%
     500   Equity Office Prop...............................  $    22,125
                                                              ------------


  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
CORPORATE BONDS -- 39.13%
$ 10,000   American Standard,
               8.125% due 2/15/03...........................        9,945
  10,000   American Standard,
               7.625% due 2/15/10...........................        9,875
  50,000   Bradley Operating LP,
               7.00% due 11/15/04...........................       50,555
  50,000   City National Corp.,
               6.375% due 1/15/08...........................       49,756
  50,000   Conseco Financial, nts.,
               6.80% due 6/15/05............................       50,214
  75,000   Crescent Real Estate,
               7.125% due 9/15/07...........................       75,781
  50,000   Criimi Mae, Inc., 9.125% due 12/01/02............       49,625
  25,000   Flag Ltd., 144A, 8.25% due 1/30/08...............       25,250
  25,000   Homeside Lending, 6.75% due 8/01/04..............       25,607
  25,000   IMC Global, Inc., nts.,
               6.55% due 1/15/05............................       24,946
  50,000   Lehman Brothers, med. term nts., 6.625% due
               12/27/02.....................................       50,773
  50,000   MMI Cap Trust, nts.,
               7.625% due 12/15/27..........................       51,460
  25,000   North Fork Cap Trust,
               8.00% due 12/15/27...........................       26,412
  25,000   NVR, Inc., sr. nts.,
               8.00% due 6/01/05............................       24,812
  20,000   Orion Cap Trust, 144A,
               7.701% due 4/15/28...........................       20,766
  25,000   Panama, 144A nts.,
               7.875% due 2/13/02...........................       24,462
  75,000   Simon Debartolo, med. term nts., 7.125% due
               6/24/05......................................       76,407
  25,000   Southland Corp., deb. nts.,
               4.50% due 6/15/04............................       20,500
  50,000   Tenet Healthcare Corp.,
               8.00% due 1/15/05............................       51,572
  25,000   Tricon Global Rest,
               7.45% due 5/15/05............................       25,023

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
  50,000   UPM-Kymmene Corp., nts.,
               7.45% due 11/26/27...........................       52,079
  50,000   USA Waste Services, Inc.,
               6.50% due 12/15/02...........................       50,344
  25,000   Westinghouse Credit,
               8.875% due 6/14/14...........................       28,264
  20,000   Westpoint Steven, 144,
               7.875% due 6/15/02...........................       20,126
                                                              ------------

TOTAL CORPORATE BONDS.......................................      894,554
                                                              ------------

GOVERNMENT SPONSORED -- 27.72%
           Federal Home Loan Mortgage Corp.
               6.00% due 4/01/11............................      138,288
           6.50% due 4/01/28................................       74,004
           Federal National Mortgage Assn.
               6.50% due 3/01/28............................       49,107
           Government National Mortgage Assn.
               8.00% due 11/15/17...........................       20,086
           8.00% due 8/15/26................................       47,971
           8.00% due 9/15/26................................       52,330
           8.00% due 11/15/26...............................       23,834
           7.50% due 6/15/27................................       24,962
           7.00% due 7/15/28................................      203,188
                                                              ------------

TOTAL GOVERNMENT SPONSORED..................................      633,770
                                                              ------------

U.S. GOVERNMENT SECURITIES -- 23.39%
           U.S. Treasury Notes
 305,000   5.875% due 11/15/99..............................      306,430
           U.S. Treasury Bonds
 155,000       8.125% due 8/15/19...........................      200,095
  25,000       6.625% due 2/15/27...........................       28,250
                                                              ------------

TOTAL U.S. GOVERNMENT SECURITIES............................      534,775
                                                              ------------

COLLATERAL MORTGAGE OBLIGATION -- 1.11%
  25,000   Oakwood Mortgage Inv.,
               7.75% due 2/15/28............................       25,297
                                                              ------------

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.69%
$153,000   State Street Bank and Trust Co.,
               4.25% due 7/01/98
               (Collateralized by
               U.S. Treasury Notes,
               7.25% due 5/15/16)...........................      153,000
                                                              ------------

TOTAL INVESTMENTS -- 99.01%.................................  $ 2,263,521

Other assets less liabilities -- 0.99%......................       22,650
                                                              ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.43 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 219,231 shares outstanding).....................  $ 2,286,171
                                                              ------------
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL FIXED
INCOME

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

    FACE
  AMOUNT*      DESCRIPTION                                        MARKET VALUE
    --------------------------------------------------------------------------
CORPORATE BONDS -- 28.23%
ARGENTINA -- 1.88%
$    100,000   Argentina FRN,
                   9.15% due 11/30/02...........................  $    99,375
                                                                  ------------

DENMARK -- 0.77%
     274,000   Denmark Realkredit,
                   8.00% due 10/01/26...........................       40,763
                                                                  ------------

JAPAN -- 2.87%
  15,000,000   IBRD Global, 5.25% due 3/20/02...................      124,927
   3,000,000   IBRD Global, 4.75% due 12/20/04..................       26,394
                                                                  ------------
                                                                      151,321
SOUTH AFRICA -- 0.42%
     800,000   Euro Bank Recon & De,
                   0.00% due 12/31/15...........................       11,950
   2,800,000   IBRD Global Zar, nts.,
                   0.00% due 12/31/25...........................       10,456
                                                                  ------------
                                                                       22,406
UNITED KINGDOM -- 6.11%
      50,000   Birmghm Mdshre Bld Soc,
                   9.125% due 1/05/06...........................       93,999
      50,000   Northern Rock, nts.,
                   9.375% due 10/17/21..........................      108,537
      50,000   P & O Steam Nav, deb. nts., 11.50% due 7/03/14...      119,636
                                                                  ------------
                                                                      322,172
UNITED STATES -- 16.18%
      10,000   American Standard,
                   8.125% due 2/15/03...........................        9,945
      10,000   American Standard,
                   7.625% due 2/15/10...........................        9,875
      50,000   Bradley Operating LP,
                   7.00% due 11/15/04...........................       50,555
      50,000   City National Corp.,
                   6.375% due 1/15/08...........................       49,756
      50,000   Conseco Financial Notes,
                   6.80% due 6/15/05............................       50,215
      75,000   Crescent Real Estate,
                   7.125% due 9/15/07...........................       75,781
      50,000   Criimi Mae Inc.,
                   9.125% due 12/01/02..........................       49,625
      25,000   Homeside Lending,
                   6.75% due 8/01/04............................       25,607
      25,000   Flag Ltd., 144A,
                   8.25% due 1/30/08............................       25,250
      50,000   Lehman Brothers, med. term nts., 6.625% due
                   12/27/02.....................................       50,773
      50,000   MMI Cap Trust, nts.,
                   7.625% due 12/15/27..........................       51,460
      25,000   Niagra Mohawk Power,
                   7.75% due 10/01/08...........................       25,781
      25,000   NVR, Inc., sr. nts.,
                   8.00% due 6/01/05............................       24,812
      25,000   Panama, 144A nts.,
                   7.875% due 2/13/02...........................       24,463
     100,000   SB Treasury Comp.,
                   9.40% due 12/20/49...........................       98,563
      75,000   Simon Debartolo, med. term nts., 7.125% due
                   6/24/05......................................       76,407
      50,000   Smithfield Foods, Inc.,
                   7.625% due 2/15/08...........................       50,750
      50,000   Tenet Healthcare Corp.,
                   8.00% due 1/15/05............................       51,572

    FACE
  AMOUNT*      DESCRIPTION                                        MARKET VALUE
    --------------------------------------------------------------------------
      50,000   UPM-Kymmene Corp., nts., NC, 7.45% due
                   11/26/27.....................................       52,079
                                                                  ------------
                                                                      853,269

TOTAL CORPORATE BONDS...........................................    1,489,306
                                                                  ------------

GOVERNMENT BONDS -- 38.67%
AUSTRALIA -- 0.76%
      55,000   Australian Govt.,
                   9.00% due 9/15/04............................       40,299
                                                                  ------------

DENMARK -- 3.32%
   1,075,000   Denmark Govt.,
                   7.00% due 12/15/04...........................      174,835
                                                                  ------------

GERMANY -- 14.23%
     195,000   Deutschland Republic,
                   6.50% due 7/15/03............................      117,690
     220,000   Deutschland Republic,
                   7.375% due 1/03/05...........................      140,214
      65,000   Deutschland Republic,
                   8.375% due 1/03/05...........................       39,985
     185,000   Deutschland Republic,
                   6.00% due 1/04/07............................      110,980
     320,000   Deutschland Republic,
                   6.00% due 7/04/07............................      192,619
     150,000   German Unity Fund,
                   8.50% due 2/20/01............................       91,800
      90,000   Treuhandanstalt, 7.50% due 9/09/04...............       57,468
                                                                  ------------
                                                                      750,756
JAPAN -- 7.70%
   5,000,000   Italy Euroyen, 5.125% due 7/29/03................       42,983
   5,000,000   Italy Euroyen, 5.00% due 12/15/04................       44,075
  12,000,000   Italy Euroyen, nts.,
                   3.75% due 6/08/05............................       99,278
   3,000,000   South Africa, 3.35% due 6/17/04..................       21,936
  13,000,000   Spanish Kingdom Euroyen,
                   5.75% due 3/23/02............................      109,886
  10,000,000   Spanish Kingdom Euroyen,
                   4.75% due 3/14/05............................       87,880
                                                                  ------------
                                                                      406,038
NORWAY -- 0.77%
     300,000   Norway Govt., 7.00% due 5/31/01..................       40,752
                                                                  ------------

SWEDEN -- 4.53%
     300,000   Sweden Govt., 5.00% due 1/15/04..................       38,107
   1,500,000   Sweden Kingdom,
                   6.00% due 2/09/05............................      200,535
                                                                  ------------
                                                                      238,642
UNITED KINGDOM -- 7.36%
      85,000   UK Gilt Treasury, deb. nts.,
                   10.00% due 2/26/01...........................      152,182
      80,000   UKT Gilt, nts., 9.50% due 4/18/05................      157,861
      40,000   UKT Gilt, 8.50% due 7/16/07......................       78,368
                                                                  ------------
                                                                      388,411

TOTAL GOVERNMENT BONDS..........................................    2,039,733
                                                                  ------------

    FACE
   AMOUNT      DESCRIPTION                                        MARKET VALUE
    --------------------------------------------------------------------------
U.S. GOVERNMENT SPONSORED -- 5.50%
     139,609   Federal Home Loan Mortgage Corp., 6.00% due
                   3/01/11......................................      138,506
     149,178   Federal National Mortgage Assn., 7.00% due
                   11/01/27.....................................      151,514
                                                                  ------------

TOTAL U.S. GOVERNMENT SPONSORED.................................      290,020
                                                                  ------------

U.S. GOVERNMENT SECURITIES -- 22.47%
               U.S. Treasury Notes
     300,000       5.625% due 11/30/98..........................      300,469
     130,000       6.625% due 6/30/01...........................      133,819
     350,000       6.25% due 10/31/01...........................      357,328
      55,000       6.625% due 4/30/02...........................       57,028
      60,000       6.50% due 8/15/05............................       63,357
               U.S. Treasury Bonds
      51,276       3.375% due 1/15/07...........................       49,690
      65,000       8.125% due 8/15/19...........................       83,911
     100,000       6.625% due 2/15/27...........................      113,000
               U.S. Government Agency Strips
      50,000       0.00% due 8/15/09............................       26,873
                                                                  ------------

TOTAL U.S. GOVERNMENT SECURITIES................................    1,185,475
                                                                  ------------

SHARES         COMPANY                                            MARKET VALUE
    --------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.42%
         500   Equity Office....................................       22,125
                                                                  ------------
SHARES         EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
    --------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.27%
               German Deutschmark
      85,000       6.0%, Aug 98 / 108.10........................          377
      85,000       5.625%, Nov 98 / 103.20......................          898
      90,000       5.625%, Dec 98 / 104.35......................          712
      90,000       6.0%, Dec 98 / 108.445.......................          324
     175,000       6.0%, Dec 98 / 109.81........................          300
     175,000       6.0%, May 99 / 106.78........................        1,462
               Japanese Yen
     100,000       Nov 98 / 145.00..............................        1,540
  14,000,000       2.6%, Nov 98 / 108.516.......................          895
     200,000       Dec 98 / 145.00..............................        2,880
   6,500,000       2.6%, Dec 98 / 109.811.......................          336
      50,000       Jun 99 / 150.00..............................          770
     125,000       Jun 99 / 155.00..............................        2,050
               United States Dollar
      50,000       5.625%, Jul 98 / 101.39......................            4
     150,000       6.125%, Jul 98 / 105.015.....................           12
      50,000       5.625%, Nov 98 / 103.906.....................          203
     100,000       6.125%, Nov 98 / 109.16......................        1,281
      50,000       5.625%, Dec 98 / 104.859.....................          125
                                                                  ------------

TOTAL CALL OPTIONS PURCHASED....................................       14,169
                                                                  ------------

SHARES         EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
    --------------------------------------------------------------------------

PUT OPTIONS PURCHASED -- 0.30%
               Italian Lire
  90,000,000       6.75%, Jul 97 / 105.29.......................          263
 182,500,000       6.75%, Jul 97 / 107.69.......................        1,165
  90,000,000       6.75%, Feb 00 / 105.49.......................          286
               Japanese Yen
  21,500,000       3.00%, June 98 / 110.00......................        3,785
  21,500,000       3.00%, Dec 98 / 111.40.......................        3,028
  14,000,000       2.00%, Jan 99 / 99.910.......................          563
     180,000       Apr 99 / 73.50...............................        2,218
     150,000       May 99 / 145.00..............................        3,210
               United States Dollar
     105,000       Aug 98 / 1.78................................          378
     100,000       May 99 / 1.70................................          760
                                                                  ------------

TOTAL PUT OPTIONS PURCHASED.....................................       15,656
                                                                  ------------
    FACE
   AMOUNT      DESCRIPTION                                        MARKET VALUE
    --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.14%
$     60,000   State Street Bank and Trust Co.,
                   4.25% due 7/01/98
                   (Collateralized by
                   U.S. Treasury Notes,
                   12.50% due 8/15/14)..........................       60,000
                                                                  ------------

TOTAL INVESTMENTS -- 97.00%.....................................  $ 5,116,484

Other assets less liabilities -- 3.00%..........................      158,298
                                                                  ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.41 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 506,530 shares outstanding).........................  $ 5,274,782
                                                                  ------------
                                                                  ------------

 *FACE AMOUNT OF FOREIGN BOND IS REFLECTED IN LOCAL CURRENCY WHILE MARKET VALUE
  IS REFLECTED IN U.S. DOLLARS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MONEY
MARKET

STATEMENT OF NET ASSETS
June 30, 1998 (unaudited)

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
GOVERNMENT SPONSORED -- 100.41%
           Federal Farm Credit Banks Discount Notes
$108,000       5.35% due 8/03/98............................  $   107,470
           Federal Home Loan Mortgage Corp. Discount Notes
 130,000       5.50% due 7/02/98............................      129,980
 200,000       5.42% due 7/21/98............................      199,398
 100,000       5.44% due 8/20/98............................       99,245
 204,000       5.39% due 9/01/98............................      202,106
           Federal National Mortgage Assn. Discount Notes
 124,000       5.405% due 7/10/98...........................      123,832
  25,000       5.60% due 7/27/98............................       24,899
 176,000       5.41% due 8/20/98............................      174,678
                                                              ------------

TOTAL INVESTMENTS -- 100.41%................................  $ 1,061,608

Other assets less liabilities -- (0.41%)....................       (4,346)
                                                              ------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $1.00 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 1,057,262 shares outstanding)...................  $ 1,057,262
                                                              ------------
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
22

                 (This page has been intentionally left blank.)

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (unaudited)

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $2,751,788, $2,043,120,
    $2,228,344, $1,936,962, $2,377,100,
    $2,715,150, $2,243,342, $5,171,684,
    and $1,061,608, respectively)......  $       2,974,840  $       2,602,792  $       2,411,644
  Cash.................................             59,759                 --                154
  Dividends receivable.................              2,369              1,464              2,778
  Interest receivable..................                 --                 --                 --
  Currency contracts...................                 --                 --                 --
  Options sold.........................                 --                 --                 --
  Receivables for investments sold.....                 --                 --             11,746
                                         -----------------  -----------------  -----------------
          Total assets.................          3,036,968          2,604,256          2,426,322
                                         -----------------  -----------------  -----------------
LIABILITIES AND NET ASSETS:
  Cash overdraft.......................                 --              4,425                 --
  Fees payable.........................              1,863              1,242                735
  Options written......................                 --                 --                 --
  Currency contracts...................                 --                 --                 --
  Dividends payable....................                 --                 --                 --
  Payable for investments purchased....                 --                 --             13,337
                                         -----------------  -----------------  -----------------
          Total liabilities............              1,863              5,667             14,072
                                         -----------------  -----------------  -----------------
NET ASSETS.............................  $       3,035,105  $       2,598,589  $       2,412,250
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $       2,767,441  $       2,057,202  $       2,094,752
  Accumulated undistributed (over
    distributed) net investment
    income.............................             24,172                786              4,572
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................             20,440            (19,071)           129,626
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................            223,052            559,672            183,300
                                         -----------------  -----------------  -----------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $       3,035,105  $       2,598,589  $       2,412,250
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

Capital shares, $.001 par value
  Authorized...........................        500,000,000        500,000,000        500,000,000
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
  Outstanding..........................            276,510            205,441            208,931
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
NET ASSET VALUE PER SHARE..............  $           10.98  $           12.65  $           11.55
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
24

                                          SMALL CAP       GROWTH                   INTERMEDIATE     GLOBAL        MONEY
                                            EQUITY       & INCOME      BALANCED    FIXED INCOME  FIXED INCOME     MARKET
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $2,751,788, $2,043,120,
    $2,228,344, $1,936,962, $2,377,100,
    $2,715,150, $2,243,342, $5,171,684,
    and $1,061,608, respectively)......  $  1,813,703  $  2,634,936  $  2,679,831  $  2,263,521  $  5,116,484  $  1,061,608
  Cash.................................        82,213         3,979        85,767            12            --           424
  Dividends receivable.................           670         5,326           867            --            --            --
  Interest receivable..................            --            --        22,201        24,698       118,359            --
  Currency contracts...................            --            --            --            --        71,491            --
  Options sold.........................            --            --            --            --         4,244            --
  Receivables for investments sold.....        11,919            --            --       202,672            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
          Total assets.................     1,908,505     2,644,241     2,788,666     2,490,903     5,310,578     1,062,032
                                         ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES AND NET ASSETS:
  Cash overdraft.......................            --            --            --            --        12,344            --
  Fees payable.........................         1,042         1,166         1,446         1,160         2,961            --
  Options written......................            --            --            --            --        11,012            --
  Currency contracts...................            --            --            --            --         9,479            --
  Dividends payable....................            --            --            --            --            --         4,770
  Payable for investments purchased....        19,000            --        47,813       203,572            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
          Total liabilities............        20,042         1,166        49,259       204,732        35,796         4,770
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS.............................  $  1,888,463  $  2,643,075  $  2,739,407  $  2,286,171  $  5,274,782  $  1,057,262
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $  2,078,447  $  2,337,267  $  2,653,496  $  2,195,603  $  5,066,040  $  1,057,262
  Accumulated undistributed (over
    distributed) net investment
    income.............................        (3,996)       17,450        61,875        63,899       126,054            --
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................       (62,729)       30,522        59,355         6,490        72,388            --
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................      (123,259)      257,836       (35,319)       20,179        10,300            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $  1,888,463  $  2,643,075  $  2,739,407  $  2,286,171  $  5,274,782  $  1,057,262
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

Capital shares, $.001 par value
  Authorized...........................   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Outstanding..........................       208,116       231,851       265,428       219,231       506,530     1,057,262
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE PER SHARE..............  $       9.07  $      11.40  $      10.32  $      10.43  $      10.41  $       1.00
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

STATEMENT
OF OPERATIONS
Six months ended June 30, 1998 (unaudited)

                                            LARGE CAP        LARGE CAP         MID CAP
                                              VALUE           GROWTH           EQUITY
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $        33,888  $         8,670  $        13,306
    Interest...........................            1,595            1,164              702
                                         ---------------  ---------------  ---------------
                                                  35,483            9,834           14,008
                                         ---------------  ---------------  ---------------
  Expenses (Note 2):
    Management fees....................           11,474            9,401            9,251
    Custody and accounting fees........            4,757            3,863            7,742
    Professional fees..................            6,719            6,719            6,584
    Other expenses.....................            1,549            1,548            3,000
                                         ---------------  ---------------  ---------------
      Total expenses before
        reimbursement..................           24,499           21,531           26,577
      Less: expense reimbursement......          (12,152)         (11,566)         (16,768)
                                         ---------------  ---------------  ---------------
      Net expenses.....................           12,347            9,965            9,809
                                         ---------------  ---------------  ---------------
      Net investment income............           23,136             (131)           4,199
                                         ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............           20,440          (19,870)         123,487
    Foreign currency transactions......               --               --               --
                                         ---------------  ---------------  ---------------
      Net realized gain (loss) from
        investment and foreign currency
        transactions...................           20,440          (19,870)         123,487
                                         ---------------  ---------------  ---------------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................          300,879          419,507           90,882
    Translation of assets and
      liabilities in foreign
      currencies.......................               --               --               --
                                         ---------------  ---------------  ---------------
    Net unrealized appreciation
      (depreciation)...................          300,879          419,507           90,882
                                         ---------------  ---------------  ---------------
      Net gain (loss) on investments
        and foreign currencies.........          321,319          399,637          214,369
                                         ---------------  ---------------  ---------------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $       344,455  $       399,506  $       218,568
                                         ---------------  ---------------  ---------------
                                         ---------------  ---------------  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
26

                                                                                             GLOBAL
                                         SMALL CAP    GROWTH                 INTERMEDIATE     FIXED       MONEY
                                          EQUITY     & INCOME    BALANCED    FIXED INCOME    INCOME      MARKET
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $   4,135   $  26,757   $  16,724     $     --     $     --    $      --
    Interest...........................      1,039          --      55,578       70,639      164,191       28,787
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                             5,174      26,757      72,302       70,639      164,191       28,787
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Expenses (Note 2):
    Management fees....................      9,524       9,918      10,844        6,564       19,330        2,075
    Custody and accounting fees........      3,837       4,396       4,268        6,776        8,158        4,166
    Professional fees..................      6,719       6,584       6,719        6,807        6,584        6,361
    Other expenses.....................      1,558       1,522       1,549        3,010        3,056        2,994
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Total expenses before
        reimbursement..................     21,638      22,420      23,380       23,157       37,128       15,596
      Less: expense reimbursement......    (11,720)    (12,029)    (11,764)     (15,244)     (12,766)     (13,753)
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net expenses.....................      9,918      10,391      11,616        7,913       24,362        1,843
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net investment income............     (4,744)     16,366      60,686       62,726      139,829       26,944
                                         ---------   ---------   ---------   ------------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............    (57,072)     30,522      59,355        6,507      (55,046)          --
    Foreign currency transactions......         --          --          --           --      132,377           --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net realized gain (loss) from
        investment and foreign currency
        transactions...................    (57,072)     30,522      59,355        6,507       77,331           --
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................    (71,794)    175,414     (25,139)       8,897       (7,053)          --
    Translation of assets and
      liabilities in foreign
      currencies.......................         --          --          --           --      (48,013)          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
    Net unrealized appreciation
      (depreciation)...................    (71,794)    175,414     (25,139)       8,897      (55,066)          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net gain (loss) on investments
        and foreign currencies.........   (128,866)    205,936      34,216       15,404       22,265           --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $(133,610)  $ 222,302   $  94,902     $ 78,130     $162,094    $  26,944
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                         ---------   ---------   ---------   ------------   ---------   ---------

STATEMENTS OF CHANGES
IN NET ASSETS
Six months ended June 30, 1998 (unaudited)

                                         LARGE CAP   LARGE CAP    MID CAP
                                           VALUE       GROWTH      EQUITY
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $   23,136  $     (131) $    4,199
  Net realized gain (loss) from
    investment and foreign currency
    transactions.......................      20,440     (19,870)    123,487
  Unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................     300,879     419,507      90,882
                                         ----------  ----------  ----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................     344,455     399,506     218,568
DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income................          --          --          --
                                         ----------  ----------  ----------
    Total distributions to
      shareholders.....................          --          --          --
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............     250,437      43,498      75,792
  Net asset value of shares issued for
    reinvestment of distributions......          --          --          --
  Cost of shares repurchased...........      (3,897)       (916)     (1,025)
                                         ----------  ----------  ----------
    Net increase from capital share
      transactions.....................     246,540      42,582      74,767
                                         ----------  ----------  ----------
      Total increase in net assets.....     590,995     442,088     293,335
NET ASSETS:
  Beginning of period..................   2,444,110   2,156,501   2,118,915
                                         ----------  ----------  ----------
  End of period (including
    undistributed (over distributed)
    net investment income of $24,172,
    $786, $4,572, $(3,996), $17,450,
    $61,875, $63,899, $126,054, and $0,
    respectively)......................  $3,035,105  $2,598,589  $2,412,250
                                         ----------  ----------  ----------
                                         ----------  ----------  ----------
*Shares issued and repurchased:
  Number of shares sold................      24,709       4,068       7,046
  Number of shares issued for
    reinvestment of distributions......          --          --          --
  Number of shares repurchased.........        (343)        (75)        (87)
                                         ----------  ----------  ----------
    Net increase.......................      24,366       3,993       6,959
                                         ----------  ----------  ----------
                                         ----------  ----------  ----------
**Distributions to shareholders:
  Income dividends per share...........  $       --  $       --  $       --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

                                         SMALL CAP     GROWTH                INTERMEDIATE      GLOBAL         MONEY
                                           EQUITY     & INCOME    BALANCED   FIXED INCOME   FIXED INCOME     MARKET
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $   (4,744) $   16,366  $   60,686  $    62,726    $   139,829    $    26,944
  Net realized gain (loss) from
    investment and foreign currency
    transactions.......................     (57,072)     30,522      59,355        6,507         77,331             --
  Unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................     (71,794)    175,414     (25,139)       8,897        (55,066)            --
                                         ----------  ----------  ----------  ------------   ------------   -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................    (133,610)    222,302      94,902       78,130        162,094         26,944
DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income................          --          --          --           --             --        (26,944)
                                         ----------  ----------  ----------  ------------   ------------   -----------
    Total distributions to
      shareholders.....................          --          --          --           --             --        (26,944)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............      62,790     321,366     128,072      170,346         13,852         99,361
  Net asset value of shares issued for
    reinvestment of distributions......          --          --          --           --             --         17,383
  Cost of shares repurchased...........        (463)     (1,737)     (1,265)        (343)           (29)       (78,751)
                                         ----------  ----------  ----------  ------------   ------------   -----------
    Net increase from capital share
      transactions.....................      62,327     319,629     126,807      170,003         13,823         37,993
                                         ----------  ----------  ----------  ------------   ------------   -----------
      Total increase in net assets.....     (71,283)    541,931     221,709      248,133        175,917         37,993
NET ASSETS:
  Beginning of period..................   1,959,746   2,101,144   2,517,698    2,038,038      5,098,865      1,019,269
                                         ----------  ----------  ----------  ------------   ------------   -----------
  End of period (including
    undistributed (over distributed)
    net investment income of $24,172,
    $786, $4,572, $(3,996), $17,450,
    $61,875, $63,899, $126,054, and $0,
    respectively)......................  $1,888,463  $2,643,075  $2,739,407  $ 2,286,171    $ 5,274,782    $ 1,057,262
                                         ----------  ----------  ----------  ------------   ------------   -----------
                                         ----------  ----------  ----------  ------------   ------------   -----------
*Shares issued and repurchased:
  Number of shares sold................       6,540      30,253      12,860       16,712          1,354         99,361
  Number of shares issued for
    reinvestment of distributions......          --          --          --           --             --         17,383
  Number of shares repurchased.........         (45)       (153)       (121)         (33)            (3)       (78,751)
                                         ----------  ----------  ----------  ------------   ------------   -----------
    Net increase.......................       6,495      30,100      12,739       16,679          1,351         37,993
                                         ----------  ----------  ----------  ------------   ------------   -----------
                                         ----------  ----------  ----------  ------------   ------------   -----------
**Distributions to shareholders:
  Income dividends per share...........  $       --  $       --  $       --  $        --    $        --    $       .03

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company of the series type. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

B. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss of investments in the Statement of Operations.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Global Fixed Income Portfolio entered into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Foreign forward currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. EXPENSE LIMITATIONS -- Investors Mark Advisor, LLC, (the Advisor), has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of average daily net assets for Mid Cap Equity Portfolio, Large Cap Value Portfolio, Large Cap Growth Portfolio, Growth & Income Portfolio and Balanced Portfolio; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to shareholders after the expiration of 12 months from the date shares of the Fund were first offered to the public.

F. FEDERAL INCOME TAXES -- The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. ADVISORY FEES
Advisory fees were paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees payable as a percentage of average net assets.

PORTFOLIO                                ADVISORY FEE
-----------------------------------------------------
Large Cap Value........................       0.80%
Large Cap Growth.......................       0.80%
Mid Cap Equity.........................       0.80%
Small Cap Equity.......................       0.95%
Growth & Income........................       0.80%
Balanced...............................       0.80%
Intermediate Fixed Income..............       0.60%
Global Fixed Income....................       0.75%
Money Market...........................       0.40%

3. INVESTMENT TRANSACTIONS

Investment transactions for the period ended June 30, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                       PROCEEDS
PORTFOLIO                                 PURCHASES   FROM SALES
-------------------------------------------------------
Large Cap Value........................  $   447,400  $   127,122
Large Cap Growth.......................      560,306      552,509
Mid Cap Equity.........................    2,002,858    1,915,344
Small Cap Equity.......................      862,576      821,838
Growth & Income........................    1,160,631      793,622
Balanced...............................    1,752,291      555,670
Intermediate Fixed Income..............    1,756,654    1,629,294
Global Fixed Income....................    4,489,990    4,243,305

4. OPTIONS WRITTEN

The following put options written were outstanding for the Global Fixed Income Portfolio as of June 30, 1998:

ISSUER (CURRENCY)/EXPIRATION DATE/       NUMBER OF
EXERCISE PRICE                           CONTRACTS     VALUE
-------------------------------------------------------
German Deutschemark/ May 99/1.850......     1,000    $  (1,680)
German Deutschemark/ Feb 00/104.570....     1,850       (1,361)
New Zealand Dollar/ Apr 99/65.250......     1,800       (2,851)
U.S. Dollars/Jul 98/99.828.............       500          (39)
U.S. Dollars/Aug 98/1.710..............     1,050          (11)
U.S. Dollars/Nov 98/91.250.............     1,000          (93)
U.S. Dollars/Nov 98/97.000.............       500         (172)
U.S. Dollars/Dec 98/97.531.............       500         (282)
U.S. Dollars/Mar 99/108.000............     1,000         (209)
U.S. Dollars/May 99/1.620..............     1,000         (340)
U.S. Dollars/Jun 99/123.500............     1,250       (3,974)
                                                     ---------
Total (premiums received, $15,007).....              $ (11,012)
                                                     ---------
                                                     ---------

Transactions in options written for Global Fixed Income Portfolio for the six months ended June 30, 1998 were as follows:
CALL OPTIONS WRITTEN

                                          NUMBER OF   PREMIUM
                                          CONTRACTS    AMOUNT
-------------------------------------------------------
Balance at December 31, 1997...........    2,352,500  $  5,946
Opened.................................        2,000     6,765
Expired................................   (2,350,000)   (2,161)
Closing Buys...........................       (4,500)  (10,550)
                                         -----------  --------
Balance at June 30, 1998...............      --       $  --
                                         -----------  --------
                                         -----------  --------

PUT OPTIONS WRITTEN

                                            NUMBER OF          PREMIUM
                                            CONTRACTS           AMOUNT
-------------------------------------------------------
Balance at December 31, 1997...........         --             $  --
Opened.................................            81,500           20,116
Expired................................            (1,000)            (610)
Closing Buys...........................           (69,050)          (4,499)
                                         ----------------   --------------
Balance at June 30, 1998...............            11,450      $    15,007
                                         ----------------   --------------
                                         ----------------   --------------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

5. FORWARD FOREIGN CURRENCY CONTRACTS

Following is a summary of forward foreign currency contracts that were outstanding at June 30, 1998, for the Global Fixed Income Portfolio:

                                                                 FOREIGN                        AMOUNT TO BE    NET UNREALIZED
                                             SETTLEMENT         CURRENCY        U.S. $ VALUE     RECEIVED IN     APPRECIATION
CONTRACTS TO SELL CURRENCY                      DATE         TO BE DELIVERED   AS OF 6/30/98       U.S. $       (DEPRECIATION)
---------------------------------------------------------------------------------------------
Argentine Peso.........................      10/6/98-4/6/99          76,250      $    75,040     $    75,000       $     (40)
Australian Dollar......................      8/5/98-3/11/99         494,095          306,325         324,625          18,300
German Deutschemark....................      7/9/98-4/22/99       1,694,889          939,849         939,944              95
Danish Krone...........................      8/6/98-9/16/98       1,502,911          218,559         220,945           2,386
British Pound..........................    9/16/98-11/16/98         420,569          696,391         682,138         (14,253)
Greek Drachma..........................             4/22/99      11,393,750           35,693          34,483          (1,210)
Hong Kong Dollar.......................            12/29/98       1,153,825          145,550         141,947          (3,603)
Japanese Yen...........................    7/28/98-11/27/98      81,260,375          590,990         639,248          48,258
Norweigen Krone........................             7/16/98         316,395           41,289          41,719             430
New Zealand Dollar.....................             3/11/99          91,026           46,519          52,986           6,467
Swedish Krona..........................     7/17/98-8/12/98       1,856,154          232,396         230,934          (1,462)
South African Rand.....................            10/20/98         527,765           84,830         100,953          16,123
                                                                               --------------   -------------   ---------------
                                                                                 $ 3,413,431     $ 3,484,922       $  71,491
                                                                               --------------   -------------   ---------------
                                                                               --------------   -------------   ---------------

                                                                 FOREIGN                        AMOUNT TO BE    NET UNREALIZED
                                             SETTLEMENT         CURRENCY        U.S. $ VALUE     RECEIVED IN     APPRECIATION
CONTRACTS TO BUY CURRENCY                       DATE         TO BE DELIVERED   AS OF 6/30/98       U.S. $       (DEPRECIATION)
---------------------------------------------------------------------------------------------
Australian Dollar......................      8/5/98-3/11/99         478,562      $   296,697     $   300,549       $  (3,852)
German Deutschmark.....................     7/15/98-4/22/99         157,299           87,571          87,325             246
Greek Drachma..........................             4/22/99      37,050,000          116,064         113,321           2,743
Hong Kong Dollar.......................   12/29/98-12/30/98         497,817           62,802          63,263            (461)
New Zealand Dollar.....................             3/11/99          89,007           45,487          50,262          (4,775)
South African Rand.....................   10/20/98-10/23/98         167,000           26,847          30,227          (3,380)
                                                                               --------------   -------------   ---------------
                                                                                 $   635,468     $   644,947       $  (9,479)
                                                                               --------------   -------------   ---------------
                                                                               --------------   -------------   ---------------

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF INVESTORS MARK SERIES FUND, INC. AND IS NOT TO BE CONSTRUED AS AN OFFERING OF
   THE SHARES OF THE FUND. SHARES OF THE FUND ARE OFFERED ONLY BY THE
   PROSPECTUS,     A COPY OF WHICH MAY BE OBTAINED FROM BUSINESS MEN'S
                         ASSURANCE COMPANY OF AMERICA.

                                                                              33